UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

HERSHA HOSPITALITY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	001-14765	25-1811499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive Harrisburg, Pennsylvania (Address of Principal Executive Offices)	17102 (Zip Code)

(717) 236-4400
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $0.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	HT-PE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 28, 2023, Hersha Hospitality Trust, a Maryland real estate investment trust (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 27, 2023, by and among Hersha Hospitality Limited Partnership, a Virginia limited partnership and a subsidiary of the Company (“Company OP”), 1776 Portfolio Investment, LLC, a Delaware limited liability company (“Parent”), 1776 Portfolio REIT Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“REIT Merger Sub”), and 1776 Portfolio OP Merger Sub, LP, a Virginia limited partnership and subsidiary of Parent (“OP Merger Sub”). Pursuant to the Merger Agreement, at the closing, OP Merger Sub merged with and into Company OP (the “Partnership Merger”) and, immediately following the Partnership Merger, the Company merged with and into REIT Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Company Merger, REIT Merger Sub survived as a wholly owned subsidiary of Parent and the separate existence of the Company ceased.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers, on November 28, 2023, the Company repaid in full all outstanding indebtedness and terminated all obligations and commitments under its Credit Agreement, dated as of August 4, 2022, by and among Company OP, the Company, Citibank, N.A. and the other parties signatories thereto (the “Existing Company Debt”). The Company did not incur any early termination penalties as a result of the repayment of indebtedness or termination of the Existing Company Debt, which had a scheduled maturity date of August 4, 2024 for both the secured term loan and the secured revolving line of credit. In connection with the repayment of the outstanding indebtedness by the Company under the Existing Company Debt, any guarantees, liens and other security interests in connection therewith were automatically terminated and/or released, as applicable.

The material terms of the Existing Company Debt are more fully described in the Company’s Current Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2023, which description is incorporated herein by reference. The description of the Existing Company Debt incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Existing Company Debt.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02, and 8.01 is incorporated herein by reference into this Item 2.01.

On November 28, 2023, pursuant to the Merger Agreement, (i) OP Merger Sub merged with and into Company OP, with Company OP surviving the Partnership Merger (the “Surviving Partnership”) and (ii) immediately thereafter, the Company merged with and into REIT Merger Sub, the separate existence of the Company ceased, and REIT Merger Sub survived the Company Merger as a wholly owned subsidiary of Parent (the “Surviving Entity”).

As a result of the Mergers, in accordance with the terms and conditions of the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each Priority Class A common share of beneficial interest, $0.01 par value per share, of the Company (each a “Company Common Share”) issued and outstanding immediately prior to the Company Merger Effective Time (other than any Excluded Shares) was automatically cancelled and converted into the right to receive an amount in cash equal to $10.00 per share (the “Merger Consideration”), without interest.  In addition, as a result of the Mergers, in accordance with the terms and conditions of the Merger Agreement, at the Company Merger Effective Time, each of the Company’s 6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company, 6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company, and 6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company (together, the “Company Preferred Shares”) issued and outstanding immediately prior to the Company Merger Effective Time (other than any Excluded Shares (as defined below)) was automatically cancelled and converted into the right to receive an amount in cash equal to $25.00 per share plus the accrued and unpaid dividends applicable to each series of Company Preferred Shares, if any, up to and including November 28, 2023, without interest (the “Preferred Merger Consideration”).

At the Company Merger Effective Time, each membership interest of REIT Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time survived the Company Merger and remained issued and outstanding following the Company Merger Effective Time as a membership interest of the Surviving Entity, and no consideration was delivered in exchange therefor.

At the Company Merger Effective Time, each issued and outstanding Company Common Share and/or Company Preferred Share that was owned by Parent, REIT Merger Sub or any subsidiary of Parent or the Company or any subsidiary of the Company immediately prior to the Company Merger Effective Time (collectively, the “Excluded Shares”), if any, were automatically cancelled and retired and ceased to exist, and no consideration was delivered in exchange therefor.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each Company Partnership Unit (as defined in the Merger Agreement) issued and outstanding immediately prior to the Partnership Merger Effective Time (other than any Excluded Units (as defined below)) was converted into the right to receive an amount in cash equal to $10.00 per unit, without interest, subject to the terms and conditions set forth in the Merger Agreement (the “OP Merger Consideration”). Each Company Partnership Unit (including for the avoidance of doubt, any Company Preferred Partnership Units (as defined in the Merger Agreement)) owned by the Company or any subsidiary of the Company (including Company OP), in each case, as of immediately prior to the Partnership Merger Effective Time (collectively, the “Continuing Units”), was unaffected by the Partnership Merger and remained outstanding as a partnership unit of the Surviving Partnership held by the Company or relevant subsidiary of the Company and no consideration was delivered in exchange therefor. Each Company Partnership Unit owned by Parent, OP Merger Sub or any of their respective subsidiaries, in each case, as of immediately prior to the Partnership Merger Effective Time (together with the Continuing Units, the “Excluded Units”) was cancelled and ceased to exist, and no consideration was delivered in exchange therefor.

In accordance with the terms and subject to the conditions set forth in the Merger Agreement, at the Company Merger Effective Time, each Company Restricted Share Award (as defined in the Merger Agreement) that was outstanding as of immediately prior to the Company Merger Effective Time, including those held by the Company’s trustees, vested and all restrictions thereupon lapsed, and each Company Restricted Share Award was cancelled and converted into the right to receive a payment (without interest and subject to applicable tax withholding) equal to the product of (i) the number of Company Common Shares underlying such Company Restricted Share Award as of immediately prior to the Company Merger Effective Time and (ii) $10.00.

In accordance with the terms and subject to the conditions set forth in the Merger Agreement, at the Partnership Merger Effective Time, each Company LTIP Unit (as defined in the Merger Agreement) that was outstanding and unvested as of immediately prior to the Partnership Merger Effective Time, including those held by the Company’s trustees and executives, vested and became transferable and all restrictions thereupon lapsed, and immediately thereafter, effective as of the Partnership Merger Effective Time, the Company caused a Forced Conversion (as defined in the Merger Agreement) with respect to all Company LTIP Units then eligible for conversion (after giving effect to the vesting of all Company LTIP Units as contemplated by the Merger Agreement) such that, as of the Partnership Merger Effective Time, each then outstanding Company LTIP Unit was converted into an equal number of Company Partnership Units. For the avoidance of doubt, such converted Company LTIP Units did not convert into Company Preferred Partnership Units, and the Company Partnership Units issued in respect of such Company LTIP Unit conversion were treated in the same manner under the Merger Agreement as other outstanding Company Partnership Units.

The Company’s Equity Plan (as defined in the Merger Agreement) was terminated as of the Company Merger Effective Time.

The foregoing description of the Merger Agreement and the Mergers is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2023.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, the Company requested that The New York Stock Exchange (“NYSE”) suspend trading of Company Common Shares and Company Preferred Shares on November 28, 2023, delist the Company Common Shares and Company Preferred Shares from the NYSE, and file a Form 25 with the SEC to report the delisting of Company Common Shares and Company Preferred Shares from the NYSE. The NYSE filed a Form 25 on November 28, 2023 to provide notification of such delisting and to effect the deregistration of Company Common Shares and Company Preferred Shares under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of Company Common Shares and Company Preferred Shares under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to Company Common Shares and Company Preferred Shares. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, and 5.01 and is incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Mergers, a change of control of the registrant occurred, and the Company merged with and into REIT Merger Sub, the separate existence of the Company ceased, and REIT Merger Sub survived the Company Merger as a wholly owned subsidiary of Parent. Parent funded the Merger Consideration, Preferred Merger Consideration, and OP Merger Consideration with equity contributions from affiliates of KSL Capital Partners, LLC. In addition, Parent received debt financing from Wells Fargo Bank, National Association and Citigroup Global Markets Inc. to (i) pay a portion of the consideration due under the Merger Agreement in order to directly or indirectly acquire the properties that will secure such debt financing (the “Properties”), (ii) repay existing indebtedness that encumbers the Properties, (iii) pay carrying costs with respect to the Properties, (iv) fund any required upfront reserves (if any), (v) pay costs and expenses incurred in connection with the debt financing, the operation of the Properties and other transaction costs, (vi) fund any working capital requirements of the Properties, and (vii) fund such other general purposes as the borrower will determine in its sole discretion. The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, and 5.02 is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers, (i) each trustee of the Company immediately prior to the Company Merger Effective Time ceased to be a trustee of the Company at the Company Merger Effective Time and (ii) each of the managers of Hersha Holding RC Owner, LLC and Hersha Holding RC Lessee, LLC, in each case, ceased to be managers of Hersha Holding RC Owner, LLC and Hersha Holding RC Lessee, LLC, as applicable, at the Company Merger Effective Time. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Company Merger Effective Time, the certificate of formation of REIT Merger Sub, as in effect immediately prior to the Company Merger Effective Time, became the certificate of formation of the Surviving Entity, in the form attached hereto as Exhibit 3.1.  At the Company Merger Effective Time, the limited liability company agreement of REIT Merger Sub became the limited liability company agreement of the Surviving Entity, in the form attached hereto as Exhibit 3.2.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 27, 2023, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership, 1776 Portfolio Investment, LLC, 1776 Portfolio REIT Merger Sub, LLC, and 1776 Portfolio OP Merger Sub, LP (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 28, 2023).

3.1	Certificate of Formation of the Surviving Entity.

3.2	Limited Liability Company Agreement of the Surviving Entity.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERSHA HOSPITALITY TRUST

Dated: November 28, 2023

	By:	/s/Nolen Taylor
	Name:	Nolen Taylor
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary